Exhibit 99.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Novavax, Inc. (the “Company”) on Form 10-K for the year ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Mitchell J. Kelly, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Mitchell J. Kelly

Name:	Mitchell J. Kelly
Title:	President and Chief Executive Officer

March 27, 2003